Exhibit 10.24

CERTIFICATE OF TRUST

OF

ACAS BUSINESS LOAN TRUST 2005-1

THIS Certificate of Trust of ACAS Business Loan Trust 2005-1 (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed by this Certificate of Trust is ACAS Business Loan Trust 2005-1.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wachovia Bank of Delaware, National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801.

3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of the Trust

By:	/s/ STEVEN A. FINKLEA
Name:	Steven A. Finklea, CCTS
Title:	Vice President